UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 6, 2001

Commission File Number:  0-16740

NORTH LILY MINING COMPANY
(Exact name of registrant as specified in its charter)

                                                             Utah                                                                                                                            87-0159350
                                                 (State or other jurisdiction                                                                                         (I.R.S. Employer File Number)
                                                  of incorporation)

1800 Glenarm Suite 210, Denver, CO       80202
(Address of principal executive offices)           (Zip Code)

     Registrant's telephone number, including area code: (303) 294-0427

Item 3. Bankruptcy.

        The Company and its land-holding limited liability company (Xeres Tintic LLC.) filed for relief (reorganization by debtor-in-possession) under Chapter 11 in the United States Bankruptcy Court for the District of Colorado effective September 6, 2001 in Case Number 01-23068 EEB presided over by Hon. Judge E.E. Brown. See news release attached.

Item 5. Other Events.

        See news release attached re the focus of the Company.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                              NORTH LILY MINING COMPANY

Dated:  September 21, 2001                               By:  /s/ Stephen E. Flechner
                                                                                             Stephen E. Flechner,
                                                                                             President

Dated:  September 21, 2001                               By:  /s/ William G. Webb
                                                                                             William G. Webb,
                                                                                              Executive Vice President

EXHIBIT INDEX

Exhibit No.                        Exhibit Description                                         Page

              99                         Press release, dated                                         5
                                             September 17, 2001